UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): November 12, 2004


                                 MERISEL, INC.
                (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-17156                95-4172359
(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
       of Incorporation)                  Number)          Identification No.)


            200 Continental Boulevard, El Segundo, California 90245-0948
                 (Address of Principal Executive Offices) (Zip Code)

                                  (310) 615-3080
                 (Registrant's Telephone Number, Including Area Code)


                                   Not applicable
        (Registrant's Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
__ Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240. 14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR240.13e-4(c))

                  INFORMATION TO BE INCLUDED IN REPORT

Item 5.02 Departure of Directors or Principal Officers

         On November 12, 2004, President, Chief Executive Officer and Director
Timothy  N.  Jenson   tendered  his  resignation   from  all  offices  and
directorships of the Company and its subsidiaries effective November 22, 2004. Mr. Jenson's resignation follows the decision by the Audit Committee of the Company to investigate the sale of assets that had principally comprised the Company's software licensing business, including notes and real property assets, to D&H Services, LLC, as announced by the Company on August 18, 2004. Copies of Mr. Jenson's resignation letter and a cover e-mail are attached as Exhibits 99.1 and 99.2. A copy of a press release dated November 15, 2004 announcing this resignation is attached hereto as Exhibit 99.3.

Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit 99.1-Resignation Letter

         Exhibit 99.2-Transmittal Letter

         Exhibit 99.3-Press Release of Merisel, Inc. dated November 15, 2004


Note: The information contained in this Current Report on Form 8-K (including
Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                              SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                MERISEL, INC.

                             /s/ Allyson Vanderford

Date:    November 15, 2004   By: ------------------------------------------
                           Name:   Allyson Vanderford
                          Title:   Vice President, Finance and Treasurer

                      EXHIBIT INDEX

Exhibit Number               Exhibit Description
99.1                         Resignation Letter dated November 13, 2004
99.2                         Transmittal Letter
99.3                         Press Release of Merisel, Inc. dated November 15,
                             2004
